UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        May 16, 2011

GAMESTOP CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                  1-32637                                                                                   20-2733559

                   (Commission File Number)                                                            (IRS Employer Identification No.)

  625 Westport Parkway, Grapevine, Texas                                                                           76051

       (Address of Principal Executive Offices)                                                                            (Zip Code)

(817) 424-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            As set forth in the Proxy Statement of GameStop Corp. (the “Company”) for its Annual Meeting of Stockholders to be held on June 21, 2011 (the “Meeting”), filed today with the Securities and Exchange Commission, Leonard Riggio has decided not to stand for re-election as a director of the Company upon the expiration of his term at the Meeting.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
Date: May 16, 2011	By:	/s/ Robert A. Lloyd Robert A. Lloyd Executive Vice President and Chief Financial Officer

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